Exhibit 99.1

Distoken Acquisition Corporation Announces Upcoming Automatic Unit Separation, Commencing March 30, 2023

New York, NY, March 28, 2023 (GLOBE NEWSWIRE) – Distoken Acquisition Corporation (NASDAQ: DISTU) (the “Company”) announced today that, commencing March 30, 2023, the Company’s units will no longer trade, and that the Company’s ordinary shares, rights and warrants, which together comprise the units sold in the Company’s initial public offering, will commence trading separately. The ordinary shares, rights and warrants that are separated will trade on the Nasdaq Global Market under the symbols “DIST,” “DISTR,” and “DISTW,” respectively. This is a mandatory and automatic separation, and no action is required by the holders of units.

The units were initially offered by the Company in an underwritten offering. I-Bankers Securities, Inc. and IB Capital LLC acted as the joint book-runners for the offering. The offering was made only by means of a prospectus. Copies of the prospectus may be obtained by contacting I-Bankers Securities, Inc., 2500 N Military Trail, Suite 160-A, Boca Raton FL 33431. A registration statement relating to the securities has been filed with, and declared effective by, the U.S. Securities and Exchange Commission (the “SEC”) on February 13, 2023.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Distoken Acquisition Corporation

The Company is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses. While the Company may pursue an acquisition opportunity in any industry or sector, it intends to focus on businesses in the technology industry that have their primary operations located in Asia. The Company is led by Chairman and Chief Executive Officer Jian Zhang, Chief Financial Officer Jirong Lyu, Chief Technology Officer Yiwen Ma, and Chief Investment Officer Zhanming Zhang. The Company’s independent directors include John Wallace, Joseph Valenza and Ning Wang.

Forward-Looking Statements

This press release may include, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts:

Jian Zhang

Chief Executive Officer

Distoken Acquisition Corporation

+86 871 63624579